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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934



                               February 20, 2001
               Date of report (Date of earliest event reported)



                              G & L REALTY CORP.
                              ------------------
              (Exact name of registrant as specified in charter)



         Maryland                   1-12566                 95-4449388
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(State or Other Jurisdiction    (Commission File          (IRS Employer
     of Incorporation)              Number)            Identification No.)


             439 N. Bedford Drive, Beverly Hills, California 90210
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           (Address of principal executive of offices)   (Zip code)

       Registrant's telephone number including area code: (310) 273-9930

                                Not applicable.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

          On February 20, 2001, G & L Realty Corp. announced the receipt of a revised proposal from Daniel M. Gottlieb and Steven D. Lebowitz, the Chief Executive Officer and the President, respectively, of the company, to acquire its publicly-held common stock. The full text of the press release is included as Exhibit 99 to this report and is incorporated herein by reference. Also included as exhibits and incorporated herein by reference is the cover letter and term sheet from Daniel M. Gottlieb and Steven D. Lebowitz to the Board of Directors of G&L Realty Corp.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

     Exhibit No.    Description

     99 Press Release issued by G & L Realty Corp. on February 20, 2001 announcing the receipt of a higher offer to acquire its publicly-held common stock.

     99.1 Cover letter dated February 15, 2001 from Daniel M. Gottlieb and Steven D. Lebowitz to S. Craig Tompkins, chairman of a Special Committee of the Board of Directors of G&L Realty Corp.

     99.2 Term Sheet from Daniel M. Gottlieb and Steven D. Lebowitz to the Board of Directors of G&L Realty Corp.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             G & L REALTY CORP.


                              By:  /s/ David E. Hamer
                                   ------------------
                                   David E. Hamer
                                   Chief Accounting Officer

DATED:    February 21, 2001

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